UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report: January 24, 2003, amending Form 8-K filed October 16, 2002
              (Date of earliest event reported: September 27, 2002)

                                MONEYFLOW SYSTEMS
                               INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)

           Nevada                      333-74928                 52-2325923
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

            Suite N, 7003 - Fifth Street SE, Calgary, Alberta T2H 2G2
              (Address of principal executive offices) (Zip Code)

                                 (403) 319-0236
                         (Registrant's telephone number)

Item 4. Changes in Registrant's Certifying Accountant.

      The Registrant previously reported, on Form 8-K filed October 16, 2002, the resignation of Registrant's independent auditor, Moffitt & Company, P.C., effective September 27, 2002. Moffitt & Company's report on registrant's financial statements to date did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. Registrant did not have any disagreements with Moffitt & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

Item 7. Financial Statements and Exhibits.

99.1 Letter from Moffitt & Company, P.C. to the Securities and Exchange Commission, dated January 24, 2003

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on January 24, 2003.

                                        Moneyflow Systems International Inc., a
                                        Nevada corporation


                                        By: /s/ Harold F. Schultz
                                            ------------------------------------
                                            Harold F. Schultz, President and CEO